                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 8, 1999
                        ---------------------------------
                        (Date of earliest event reported)


                         METROMEDIA FIBER NETWORK, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                          000-23269                   11-3168327
--------------------------------------------------------------------------------
 (State of                     (Commission File No.)          (IRS Employer
Incorporation)                                               Identification No.)


                          One North Lexington Avenue,
                          White Plains, New York 10601
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (914) 421-6700
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 8, 1999, Metromedia Fiber Network, Inc. (the "Company") completed its merger with AboveNet Communications Inc., a Delaware corporation ("AboveNet"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement") among the Company, Magellan Acquisition, Inc. and AboveNet, dated as of June 22, 1999.

         AboveNet is a leading provider of facilities-based, managed services for customer-owned webservers and related equipment, known as co-location, and high performance Internet connectivity solutions for electronic commerce and other business critical Internet operations. AboveNet has developed a network architecture based upon strategically located facilities. These facilities, known as Internet service exchanges, allow Internet content providers direct access to Internet service providers.

         Pursuant to the Merger Agreement, the Company's wholly-owned subsidiary Magellan Acquisition, Inc. was merged with and into AboveNet and each share of AboveNet common stock was converted into the right to receive 1.175 shares of the Company's Class A Common Stock. Following consummation of the merger, AboveNet became a wholly-owned subsidiary of the Company. In connection with the consummation of this transaction, the Company, AboveNet and Magellan Acquisition, Inc. entered into an amendment and waiver to the Merger Agreement pursuant to which the parties agreed to waive and amend certain provisions of the Merger Agreement relating to certain filing obligations of the Company. A copy of the amendment and waiver is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         Pursuant to Item 7(a)(4) of this Form 8-K, financial statements of AboveNet will be filed by the Company on a current report on Form 8-K no later than November 5, 1999.

         (b)      Pro Forma Financial Information.

                         METROMEDIA FIBER NETWORK, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

         The following unaudited pro forma condensed combining financial information illustrates the effect of the merger of AboveNet Communications, Inc. ("AboveNet") with a wholly-owned subsidiary of Metromedia Fiber Network, Inc. ("Metromedia") under the terms of the merger agreement. Under the terms of the merger agreement, the holders of AboveNet common stock will receive
1.175 shares of Metromedia class A common stock for each share of AboveNet common stock. The share price used to determine the acquisition cost was derived from taking the average of the closing price of Metromedia class A common stock for the two days prior to and subsequent to the announcement of the proposed merger, which was June 23, 1999.

         On June 21, 1999, AboveNet acquired the assets and assumed obligations related to the Palo Alto Internet Exchange ("PAIX") from Compaq Computer Corporation ("Compaq") for approximately $76.5 million, consisting of $70 million in cash, an obligation to provide various services to Compaq with a value currently estimated to be approximately $5 million and expenses of approximately $1.5 million.

         The unaudited pro forma condensed combining financial information presented herein gives effect to Metromedia's acquisition of AboveNet and AboveNet's acquisition of PAIX. The unaudited pro forma condensed combining financial information is based on the historical financial statements of Metromedia, AboveNet and PAIX.

         AboveNet has a fiscal year end of June 30. The unaudited historical financial information for AboveNet for the year ended December 31, 1998 consists of the period from January 1, 1998 to June 30, 1998 combined with the period from July 1, 1998 to December 31, 1998 derived from AboveNet's historical unaudited financial statements.

         The unaudited pro forma condensed combining statements of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 give effect to the above transactions as if they had been consummated on January 1, 1998. The unaudited Pro forma condensed combining balance sheets, as of June 30, 1999, give effect to Metromedia's acquisition of AboveNet as if it had been consummated on June 30, 1999.

ACCOUNTING TREATMENT

         Metromedia plans to record the acquisition of AboveNet using the purchase method of accounting. Accordingly, the assets acquired and liabilities assumed will be recorded at their estimated fair values, which are subject to further adjustment based upon appraisals and other analyses.

         AboveNet recorded the acquisition of PAIX using the purchase method of accounting. Accordingly, the assets acquired and obligations assumed have been recorded at their estimated fair values, which are subject to further adjustments based upon appraisals and other analyses.

         The pro forma adjustments are based upon available information and assumptions that we believe are reasonable at the time made. The unaudited pro forma condensed combining financial statements do not purport to present our financial position or results of operations had the acquisitions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combining statements of operations do not reflect any adjustments for synergies that we expect to realize following consummation of the acquisitions. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

         The unaudited pro forma condensed combining financial statements should be read in conjunction with the consolidated financial statements and notes of Metromedia, AboveNet and PAIX.

                                                                              4
                        METROMEDIA FIBER NETWORK, INC.
           PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                 PRO FORMA
                                                                                   FOR
                                         ABOVENET     PAIX                       ACQUIRED    METROMEDIA                  METROMEDIA
                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     ENTITIES    HISTORICAL  ADJUSTMENTS     PRO FORMA
                                         ----------  ----------  -----------     ---------   ----------  -----------     ----------
Revenue ...............................  $   9,522    $ 3,171     $   --         $  12,693   $  38,673   $    --         $  51,366

Expenses:
Cost of sales .........................     13,882      2,013         --            15,895      14,819        --            30,714
Selling, general and administrative ...     12,309        301         --            12,610      13,786        --            26,396
Consulting and employment incentives ..        519       --           --               519        --          --               519
                                                                     3,280  (1)                             (3,280) (2)
Depreciation and amortization .........      2,209      1,696       (1,696) (1)      5,489       5,058      38,335  (3)     45,602
                                         ---------    -------     --------       ---------   ---------   ---------       ---------
Income (loss) from operations ........    (19,397)      (839)      (1,584)        (21,820)       5,010     (35,055)        (51,865)
Other income (expense):
Interest income .......................      2,665       --           --             2,665      13,512        --            16,177
Interest expense ......................     (1,080)      --           --            (1,080)    (30,407)       --           (31,487)
Loss in joint venture .................       (200)      --           --              (200)       (393)       --              (593)
                                         ---------    -------     --------       ---------   ---------   ---------       ---------
Net loss before income taxes ..........    (18,012)      (839)      (1,584)        (20,435)    (12,278)    (35,055)        (67,768)
Income taxes ..........................       --         --           --              --          --          --              --
                                         ---------    -------     --------       ---------   ---------   ---------       ---------
Net loss ..............................  $ (18,012)   $  (839)    $ (1,584)      $ (20,435)  $ (12,278)  $ (35,055)      $ (67,768)
                                         ---------    -------     --------       ---------   ---------   ---------       ---------
                                         ---------    -------     --------       ---------   ---------   ---------       ---------

Net loss per share--basic .............                                                      $   (0.06)                  $   (0.29)
                                                                                             ---------                   ---------
                                                                                             ---------                   ---------

Net loss per share--diluted ...........                                                           n/a                         n/a
                                                                                             ---------                   ---------
                                                                                             ---------                   ---------

Weighted average number of
  shares outstanding--basic (4) .......                                                        189,098                     230,692
                                                                                             ---------                   ---------
                                                                                             ---------                   ---------

Weighted average number of
  shares outstanding--diluted .........                                                           n/a                         n/a
                                                                                             ---------                   ---------
                                                                                             ---------                   ---------

               See accompanying notes to unaudited pro forma
                 condensed combining financial statements

                                                                              5
                          METROMEDIA FIBER NETWORK, INC.
               PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                            PROFORMA FOR
                                           ABOVENET                                           ACQUIRED     METROMEDIA
                                           HISTORICAL   PAIX HISTORICAL   ADJUSTMENTS         ENTITIES     HISTORICAL
                                           ----------   ---------------   -----------       ------------   -----------

REVENUE................................    $    6,777   $         4,362   $        --       $     11,139   $    36,436

EXPENSES:
COST OF SALES..........................         7,551             2,583            --             10,134        13,937
SELLING, GENERAL AND ADMINISTRATIVE....         7,843               450            --              8,293        14,712
CONSULTING AND EMPLOYMENT INCENTIVES...         2,396                --            --              2,396         3,648
                                                                               (1,944) (1)
DEPRECIATION AND AMORTIZATION..........         1,497             2,349         7,313  (1)         9,215         1,532
                                           ---------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS..........       (12,510)           (1,020)       (5,369)           (18,899)        2,607
OTHER INCOME (EXPENSE):
INTEREST INCOME........................           337                --            --                337         8,788
INTEREST EXPENSE.......................          (529)               --            --               (529)       (6,861)
LOSS IN JOINT VENTURE..................            --                --            --                 --          (146)
                                           ----------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE INCOME TAXES         (12,702)           (1,020)        (5,369)          (19,091)        4,388
INCOME TAXES...........................            --                --             --                --         3,402
                                           ----------------------------------------------------------------------------
NET INCOME (LOSS)......................    $  (12,702)    $      (1,020)   $    (5,369)     $    (19,091)   $      986
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------

NET LOSS PER SHARE - BASIC.............                                                                     $      0.01
                                                                                                            -----------
                                                                                                            -----------
NET LOSS PER SHARE - DILUTED...........                                                                            0.00
                                                                                                            -----------
                                                                                                            -----------

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING BASIC............                                                                         186,990
                                                                                                            -----------
                                                                                                            -----------
WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING - DILUTED........                                                                         219,524
                                                                                                            -----------
                                                                                                            -----------


                                                           METROMEDIA PRO
                                           ADJUSTMENTS         FORMA
                                           -----------     --------------

REVENUE................................             --             47,575

EXPENSES:
COST OF SALES..........................    $        --     $       24,071
SELLING, GENERAL AND ADMINISTRATIVE....             --             23,005
CONSULTING AND EMPLOYMENT INCENTIVES...             --              6,044
                                                (7,313) (2)

DEPRECIATION AND AMORTIZATION..........         76,671  (3)        80,105
                                           -------------------------------
INCOME (LOSS) FROM OPERATIONS..........        (69,358)           (85,650)
OTHER INCOME (EXPENSE):
INTEREST INCOME........................             --              9,125
INTEREST EXPENSE.......................             --             (7,390)
LOSS IN JOINT VENTURE..................             --               (146)
                                           -------------------------------
NET INCOME (LOSS) BEFORE INCOME TAXES          (69,358)           (84,061)
INCOME TAXES...........................         (3,402) (5)             --
                                           -------------------------------
NET INCOME (LOSS)......................    $  (65,956)     $      (84,061)
                                           -------------------------------
                                           -------------------------------

NET LOSS PER SHARE - BASIC.............                        $    (0.37)
                                                               -----------
                                                               -----------
NET LOSS PER SHARE - DILUTED...........                               n/a
                                                               -----------
                                                               -----------

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING-BASIC............                            228,584
                                                               -----------
                                                               -----------
WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING - DILUTED........                                n/a
                                                               -----------
                                                               -----------

                    SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                       CONDENSED COMBINING FINANCIAL STATEMENTS

                         METROMEDIA FIBER NETWORK, INC.
                  Pro Forma Condensed Combining Balance Sheets
                                   (unaudited)
                                  June 30, 1999
                                 (in thousands)

                                                        ABOVENET         METROMEDIA                          METROMEDIA
                                                       HISTORICAL        HISTORICAL       ADJUSTMENTS        PRO FORMA
                                                      ------------      ------------      -----------       ------------
ASSETS
Current assets:
  Cash and cash equivalents                           $    220,871      $    341,897      $   (25,000)(2)   $    537,768
  Short-term investments                                        --            19,716               --             19,716
  Pledged securities                                            --            63,142               --             63,142
  Accounts receivable                                        3,355            86,258               --             89,613
  Other current assets                                       3,850             2,761               --              6,611
                                                      ------------      ------------      -----------       ------------
Total current assets                                       228,076           513,774          (25,000)           716,850
Fiber optic transmission network
 and related  equipment, net                                12,904           417,803               --            430,707
Property and equipment, net                                 46,591             3,909               --             50,500
Restricted cash                                             21,476            51,920           25,000 (2)         98,396
Other assets                                                 5,378            47,288               --             52,666
Intangible assets                                           69,474                --          (69,474)(2)      1,533,414
                                                                                            1,533,414 (2)
                                                      ------------      ------------      -----------       ------------
Total assets                                          $    383,899      $  1,034,694      $ 1,463,940       $  2,882,533
                                                      ============      ============      ===========       ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                    $     13,593      $      7,276      $        --       $     20,869
  Accrued expenses                                           2,122           134,736               --            136,858
  Current portion of deferred revenue                        2,511             8,106               --             10,617
  Current portion of long-term obligations                   5,985                55               --              6,040
                                                      ------------      ------------      -----------       ------------
Total current liabilities                                   24,211           150,173               --            174,384
Notes payable                                                   --           650,000               --            650,000
Capital lease obligation, net of current portion             5,173            23,202               --             28,375
Deferred revenue                                             4,375            68,530               --             72,905
Long-term obligations                                       16,416                --               --             16,416
Total stockholders' equity                                 333,724           142,789        1,463,940 (2)      1,940,453
                                                      ------------      ------------      -----------       ------------
Total liabilities and stockholders' equity            $    383,899      $  1,034,694      $ 1,463,940       $  2,882,533
                                                      ============      ============      ===========       ============

               See accompanying notes to unaudited pro forma
                 condensed combining financial statements

                         METROMEDIA FIBER NETWORK, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

(1) Reflects the acquisition by AboveNet of PAIX at January 1, 1998 for the income statements as follows:

         (i) the payment of cash for the acquisition of PAIX in the amount of $70 million; and

         (ii) the excess of cost (currently estimated to be approximately $69.7 million) over net tangible assets acquired of PAIX of $1.8 million.

         AboveNet has made a preliminary allocation to intangible assets of excess cost over estimated net tangible assets as PAIX's tangible assets and liabilities approximate fair value. However, there can be no assurance that the actual allocation will not differ significantly from the pro forma allocation.

(2) Reflects the acquisition by Metromedia of AboveNet at June 30, 1999 for the balance sheet and January 1, 1998 for the income statements as follows:

         (i) the issuance of approximately 41.6 million shares of Metromedia class A common stock in exchange for shares of AboveNet common stock at a ratio of 1.175;

         (ii) the placement of cash into a restricted account to secure AboveNet's renegotiated credit facility;

         (iii) the elimination of AboveNet's historical net tangible assets acquired; and

         (iv)     issuance of shares of Metromedia class A common stock:

                  Number of shares issued to acquire AboveNet ...........     41,594,140
                  Per share price of stock ..............................     $    40.36
                                                                              ----------
                  Value of shares issued ................................                    $ 1,678,739,000
                  Value of Metromedia options and warrants issued in
                    exchange for AboveNet's options and warrants ........                         98,925,000
                  Transaction costs .....................................                         20,000,000
                                                                                             ---------------
                  Total acquisition cost ................................                      1,797,664,000
                  AboveNet's net tangible assets acquired ...............                        264,250,000
                                                                                             ---------------
                  Excess of cost over net tangible assets acquired ......                    $ 1,533,414,000
                                                                                             ===============

              Metromedia has made a preliminary allocation to intangible assets of excess cost over estimated net tangible assets acquired as AboveNet's tangible assets and liabilities are estimated to approximate fair value. However, there can be no assurance that the actual allocation will not differ significantly from the pro forma allocation.

(3) Reflects amortization of the excess of cost over net tangible assets acquired in the merger by use of the straight-line method over 20 years.

(4) The average common shares outstanding used in calculating pro forma loss per common share are calculated assuming that the estimated number of shares of Metromedia class A common stock to be issued in the merger were outstanding from the beginning of the periods presented.

(5)      Reflects the adjustment of the tax provision.

         (c)      Exhibits

                  99.1 Amendment and Waiver, dated as of September 8, 1999, among the Company, AboveNet and Magellan Acquisition, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            METROMEDIA FIBER NETWORK, INC.


                                            By: /s/ Howard Finkelstein
                                                --------------------------------
                                                Name: Howard Finkelstein
                                                Title: President

Date: September 10, 1999

                                  EXHIBIT INDEX




                                                              Page in Sequential
Exhibit No.                                                    Numbering System
----------                                                    ------------------

99.1 Amendment and Waiver, dated as of September 8, 1999, among the Company, AboveNet and Magellan Acquisition,
           Inc.


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